Exhibit 99.1

A BETTER APPROACH TO DRUG DEVELOPMENT FOR LIVER DISEASES October 202 1 | INVESTOR PRESENTATION smart drug smart technology smart development

2 This presentation may contain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words . You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward - looking information . Such statements are only predictions and our actual results may differ materially from those anticipated in these forward - looking statements . We believe that it is important to communicate future expectations to investors . However, there may be events in the future that we are not able to accurately predict or control . Factors that may cause such differences include, but are not limited to, those discussed under Risk Factors in our periodic reports filed with the Securities and Exchange Commission, including the uncertainties associated with product development, the risk that products that appeared promising in early clinical trials do not demonstrate safety and efficacy in larger - scale clinical trials, the risk that we will not obtain approval to market our products, risks associated with delays, increased costs and funding shortages caused by the COVID - 19 pandemic ; the risks associated with dependence upon key personnel and the need for additional financing . We do not assume any obligation to update forward - looking statements as circumstances change . This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Hepion Pharmaceuticals or its affiliates . The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation . Statements Forward - Looking

The Need and Opportunity

NASH is a Healthcare Crisis

1. NASH leads to cirrhosis, liver cancer (HCC), end stage liver disease, and death
2. Soon to be lead reason for liver transplantation
3. Large cost to healthcare system

No drugs are approved for treating NASH

NAFLD
non-alcoholic fatty liver disease

"Fatty liver" disease associated with obesity, diabetes, hypertension, etc.

Approx. 25% of global population
Up to 100 million in U.S.

NASH
non-alcoholic steatohepatitis

A more severe form of NAFLD, with inflammation and liver scarring (fibrosis)

1.5 – 6.5% globally
Up to 17 million in U.S.

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4 Nash Drug Development The Challenges Regulatory agencies require improvement in several indices of NASH by analysis of liver biopsies: • Fatty deposits, cell death, inflammation and/or liver scarring ( fibrosis) Most study outcomes have been disappointing: • High placebo responses • Low responses on histologic endpoints from most candidate drugs • Several drug candidates discontinued 0 20 40 60 80 100 Semaglutide Lanifibranor Efruxifermin MSDC-0602K Seledelpar Resmetirom Aldefermin Elafibranor Aramchol Cenicriviroc Obeticholic acid Selonsertib Simtuzamab Simtuzamab Placebo Low dose Medium dose High dose % Responders NASH Resolution 14% 27% 0 20 40 60 80 100 Semaglutide Aldefermin Seledelpar Efruxifermin Lanifibranor Aramchol Resmetirom Elafibranor Belapectin Obeticholic acid Firso + Cilo Cenicriviroc Sel'ib + Cilo Simtuzamab Sel'ib + Firso Simtuzamab Firsocostat Cilofexor Selonsertib Placebo Low dose Medium dose High dose % Responders Fibrosis Improvement 16%24% New approaches to developing NASH therapeutics are needed

Multiple Therapeutic Actions
Through Cyclophilin Inhibition – A Novel Class

CRV431
Pan-Cyclophilin Inhibitor
(Ki ≈ 1 nM)





Cyclophilin A
(cytosol and secreted)
Secreted from injured cells and acts as proinflammatory cytokine by binding to CD147


CD147 pro-inflammatory receptors
Cyp A
INFLAMMATION



Cyclophilin B
(endoplasmic reticulum)
Promotes fibrotic scarring by controlling collagen production


Procollagen
Cyp B
FIBROTIC SCARRING



Cyclophilin D
(mitochondria)
Regulates mitochondrial metabolism
Promotes mitochondrial pore opening leading to mitochondrial and necrotic cell death


Mitochondrial pores (mPT)
Cyp D
NECROTIC CELL DEATH

5

Genesis of CRV431









Cyclophilins shown to play deleterious roles in many acute and chronic disease processes:

Viral Hepatitis • Cancers • Acute And Chronic Lung Injury • Myocardial Infarction • Stroke • Arthritis • Atherosclerosis • Thrombosis • Aortic Aneurysm • Coronary Artery Disease • Pulmonary Arterial Hypertension • ALS • Alzheimer's Disease • Multiple Sclerosis • Muscular Dystrophies • Traumatic CNS Injury

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7 Program Pre - Clinical Phase 1 * Phase 2 Phase 3 NDA Submission NASH IND 142904 COVID - 19 IND 151344 Will not proceed unless externally funded/licensed HBV IND 1376787 Open to partnerships IND Approvals * Separate Phase 1 programs were not conducted for each separate indication. The Phase 1 program was comprised of Single and Multiple Ascending Doses, and a Drug - Drug Interaction study. Phase 2B Initiation Q1 2022 Projected NDA filing 2028

8 Evidence of Strong and Consistent Beneficial Activities for CRV431 Non - clinical

9 Overview of PHASE 2A ‘AMBITION’ TRIAL

PHASE 2a 'AMBITION' Study

NASH Subjects - Safety, Tolerability, and Pharmacokinetics

AMBITION: A Phase 2a, Multi-center, Single-Blind, Placebo-Controlled, Proof of Concept Study to Evaluate the Safety & Tolerability of CRV431 Dosed Once Daily in NASH Induced F2 & F3 Subjects



F2/F3 NASH Subjects (N=43)
Placebo (n=6)
OFF-TREATMENT
CRV431 75 mg (n=12)
OFF-TREATMENT
CRV431 225 mg (n=17)
OFF-TREATMENT
Placebo (n=8)
OFF-TREATMENT
Fasted Once Daily Oral Dosing
Day 1
RANDOMIZATION
Day 28
END OF TREATMENT
Day 29
Day 42
END OF TRIAL

Primary Endpoints:

- Safety
- Tolerability
- Pharmacokinetics

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11 Baseline Demographics Phase 2a: ‘AMBITION’ Study CRV431 75 mg (n = 12) CRV431 225 mg (n = 17)* Pooled Placebo (n = 14) Age ( years ) Mean (SD) 61.9 (8.0) 54.0 (13.3) 61.1 (12.0) Range 48 - 72 27 - 71 27 - 72 Gender Male n (%) 7 (58.3) 7 (41.2) 9 (64.3) Female n (%) 5 (41.7) 10 (58.8) 5 (35.7) Race White n (%) 11 (91.7) 17 (100) 13 (92.9) Hispanic n (%) 1 (8.3) 1 (7.1) 2 (4.7) BMI ( kg/m 2 ) Mean (SD) 35.0 (8.0) 37.7 (6.4) 38.9 (8.8) Range 25 - 53 28 - 53 29 - 57 *1 - Subject with Active Covid

12 No Serious Adverse Events Adequate Exposures Anticipated for Efficacy All Primary Endpoints Met – Safety, Tolerability, & Pharmacokinetics (‘PK’) Slides demonstrate accumulation of drug to steady state Cohort C (225 mg) achieves maximum concentrations > 1000 ng/mL on Day 1 Cohort A (75 mg) achieves maximum concentrations ~ 1000 ng/mL on Day 28 Biomarker response analysis suggests 225 mg QD achieves effective concentrations early

13 *p = 0.0493 ANOVA Change From Baseline (FOUR Weeks) Placebo 75 mg 225 mg Mean ± SD (%) - 6.1 ± 13.3 - 18.4 ± 25.8 - 21.1 ± 21.0 Median (%) (Range) - 5.2 ( - 23.8 – 13.8) - 15.9 ( - 58.3 – 17.2) - 20.0 ( - 81.5 – 11.1) N (%) Reduction ALT 7/14 (50%) 8/12 (67%) 13/15 (87%) AUC of ALT (IU*D/L) 1465.1 ± 810.9 1190.5 ± 712.1 859.9 ± 387.0* *p < 0.05 versus placebo • Mean % change demonstrates dose response • Variability suggests presence of responders & non - responders at each dose level • Responder: Reduction in ALT demonstrates dose response ALT, Area Under the Curve (AUC) – Pharmacodynamics (‘PD’) • Area - Under - the - ALT Curve follows changes from Baseline to Day 28 • The decrease in AUC demonstrated a dose response that was statistically significant by ANOVA and Bonferroni post - hoc test

'PK-PD' Model Successfully Predicts ALT Effects (Responder & Non-Responder)

HEPION PHARMACEUTICALS

PK

PD



Absorption Ka (h^{-1}) → **Volume (L)** → Inhibitory Imax Model -Baseline (ALT) IC50:Half-Maximal Inhibition

↓ Elimination ($k\ h^{-1}$)

Observed vs Predicted: ALT



Assess patient characteristics (Covariates) that help refine prediction of both PK and PD

Final Covariate Model:
↑Cholesterol ~ ↓Absorption
↑Baseline AST ~ ↑Effect
↑Lean Body Weight ~ ↓ IC50

Confirms Concentration-Effect for ALT

Allows simulations for Phase 2b and Phase 3

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15 1 = Non - responder 2 = Responder 3 = No baseline By Flexible Discriminate Analysis: Misclassification Error = 0.04255 ALT Responder Analysis ALT Responder Analysis Discriminant analysis evaluates the ability of multiple variables to correctly classify individuals: Responders/Non - Responders Step 1: Identify Responders vs Non - Responders: Means of Non - Responders vs Responders (and Unknown) are shown in the table Step 2: Evaluate if Multiple Variables correctly identify responder class with minimal error and good separation (Figure)

16 Released N - terminal Pro - Peptide of Type III Collagen Pro - C3: Collagen Formation – Pharmacodynamics (’PD’) ProC3 indicates ACTIVE FIBROSIS Source: HEPA:CRV431 - 201: Phase2A Trial on NASH

17 PK - PD Model Successfully Predicts Pro - C3 Volume (L) Absorption Ka (h - 1 ) Elimination (k h - 1 ) PK PD Observed vs Predicted: Pro - C3 Inhibitory Imax Model - Baseline (Pro - C3) IC50:Half - Maximal Inhibition No Covariates were required to predict both PK and PD Final Covariate Model: - PK 1 - Compartment - PD: Inhibitory Imax Model with Baseline Pro - C3 Quantitative Concentration - Effect for Pro - C3 Allows simulation of Phase 2b and Phase 3 trials

18 Pro - C3 CRV431 Responder Analysis 1 = Non - responder 2 = Responder Pro - C3 Responder Analysis By Mixture Discriminate Analysis: Misclassification Error = 0.02128 Discriminant analysis evaluates the ability of multiple variables to correctly classify individuals: Responders/Non - Responders Step 1: Identify Responders vs Non - Responders: Means of Non - Responders vs Responders are shown in the table Step 2: Evaluate if Multiple Variables correctly identify responder class with minimal error and good separation (Figure)

19 AI - POWR Œ NEURAL NETWORK MACHINE LEARNING BIG DATA DEEP LEARNING MULTI - OMICS NASH CRV431: Multiple Beneficial Properties and State - of - the - Art Artificial Intelligence Hepion’s Artificial Intelligence Understand disease mechanisms Identify biomarkers Track disease progression and regression Predict drug responders Precision medicine

20 AI - POWR TM (n=6 out of 12 total subjects) • Assessed patient demographics and baseline labs • AST/ALT, C6M, TIMPs, MMP Responders • CRV431 concentration > 800 ng/mL Potential Genomic Biomarke r Responder Panel • 12/12 Active Subjects AI - machine learning has selected responders Standard Differentially Expressed Genes - DESEq2 Phase 2a: Transcriptomics & AI 20

Clinical Collagen-Related
Gene Regulatory Network

Consistent antifibrotic effects observed in all preclinical and clinical models


MMP 23B
A1BG
SDC2
COCH
FBN2
SERP INB8
ACHE
EMID1
F5
LOXL1
ICAM1
BCHE
COL9A2
F13A1
HTRA1
PXDN
ORM1
COL4A3
EMILIN2
LAMC1
VCAN
USH2A
FBN1
FN1
LAMB2
HGF
CLEC3B
MMRN1
LAMB1
COL3A1
PKLR
HRNR
NID2
COL 26A1
COLQ
LAMA5
PKM
ADAM9
IL2RA
EGFL7
LTBP1
HSPG2
TIMP2
C1QB
ADAM 19
MXRA7
PLSCR1
CLU
PLSCR4
BCAM
TMEM256-PLSCR3
PCSK6

- collagen-containing extracellular matrix
- collagen binding
- collagen type IV trimer
- collagen type IX trimer
- collagen fibril organization
- collagen catabolic process

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22 Phase 2a Study Conclusions Phase 2a study provided safety and exposure data in NASH subjects Phase 2a study demonstrated signals of efficacy (reduced inflammation and fibrosis) within 4 weeks Data from the Phase 2a was utilized to add a 150 mg dose cohort for the Phase 2b protocol and to adjust inclusion criteria (Pro - C3 > 14 ng/mL) Phase 2a study provided post - hoc responder analysis data to further train AI - POWR Œ for a priori responder analysis

23 PHASE 2B ‘ASCEND - NASH’ TRIAL

24 Phase 2b ‘ASCEND - NASH’ Primary Objective: Evaluate the efficacy and safety of once - daily 75mg, 150 mg, and 225 mg doses of CRV431 compared to placebo in subjects with biopsy proven NASH and stage 2 liver fibrosis (F2) / stage 3 liver fibrosis (F3) RANDOMIZED 1:1:1:1 Day 1 12 Months End of treatment CRV431 225 mg qd (n=84) Placebo (n=84) CRV431 150 mg qd (n=84) 13 Months End of trial Data to inform phase 3 trial patient selection and biomarkers for analysis. AI - POWR  identification of biomarkers of CRV431 response Off - treatment follow - up CRV431 75 mg qd (n=84) Interim Analysis Interim Analysis F2/F3 NASH Subjects (N=43)

25 Phase 2b Endpoints Primary Efficacy Endpoint: Superiority of CRV431 (75mg, 150 mg, 225 mg) compared to placebo on liver histology at month 12 relative to the screening biopsy, by assessing the proportion of subjects with improvement in fibrosis by at least 1 stage (NASH CRN system) OR NASH resolution without worsening of fibrosis Secondary Efficacy Endpoints: Superiority of CRV431 (75mg, 150 mg, 225 mg) compared to placebo on histology at month 12 relative to screening by assessing: • Proportion of subjects with improvement in fibrosis by at least 1 stage (NASH CRN system), regardless of effect on NASH • Proportion of subjects with improvement in fibrosis by at least 2 stages (NASH CRN system), regardless of effect on NASH • Proportion of subjects with improvement in fibrosis by at least 2 stages (NASH CRN system) AND no worsening of NASH, by at least 1 stage regardless of the effect on NASH

26 2021 ANTICIPATED EVENTS Complete Ongoing Phase 2a NASH program by Q1 - Q2, 2021 Complete long - term animal toxicology (Q2, 2021) Continue to optimize and scale - up chemistry and manufacturing Complete additional clinical Drug - Drug Interaction study (Q2, 2021) NASH Phase 2b preparation (H2, 2021) CRV431 Continue to refine and extend AI - POWR Œ for NASH and possible other indications Continue to develop IP for additional indications and business development strategies AI - POWR Œ

27 $110.1 million as of 6/30/21 Cash Two Value Drivers A Therapy for NASH with indications for several other conditions AI - Driven, Bioinformatic Platform Summary • CRV431, once - daily oral, multi - modal • Cyclophilin inhibition allows for several benefits, including anti - fibrotic, anti - inflammatory, cytoprotective • Phase 2a NASH trial completed with success - Safe, well - tolerated, PK defined - Efficacy signals in only 4 weeks - Phase 2b activities initiated • Hepion’s Proprietary Artificial Intelligence Platform (AI - POWR Ρ ) • Core scientific team with >100 years collective cyclophilin expertise • Core scientific team discovered and developed voclosporin (currently marketed) • Robust IP 76.2 M Common Shares Outstanding 27

CONTACT US Robert T. Foster, PharmD, Ph.D. Chief Executive Officer Hepion Pharmaceuticals Inc. 399 Thornall Street, First Floor Edison, New Jersey, USA, 08837 Email: rfoster@hepionpharma.com www.hepionpharma.com